Exhibit 99.1

On April 21, 2011, TradeStation Group, Inc. sent the following e-mail to its employees and the employees of its subsidiaries:

Email To: All Employees

From: Salomon Sredni

Subject Line: A New Beginning

Attachment: Press Release

Dear Team,

As some of you have already seen, last night we announced that we signed an agreement with Monex Group, a leading Japanese online brokerage firm, under which Monex will acquire all outstanding shares of TradeStation for $9.75 per share. We expect, naturally, that each of you is wondering how TradeStation may change and how this will impact you personally. The purpose of this message is to give you that basic information. Here are the three things you should know:

1.	No change in TradeStation management: No changes to the current TradeStation management team are planned. I will continue as your CEO. While priorities and initiatives may change over time, one of the reasons Monex wanted to buy us was the quality of our people.

2.	No layoffs are contemplated: No layoffs are anticipated as a result of this transaction. In our merger agreement, there are specific provisions to the effect that Monex contemplates no changes of the people, business model, policies, procedures, operations, systems or method of doing business of the company. Similarly, no changes in salary or wages, annual cash bonus opportunities or other employee benefits are contemplated in the foreseeable future. Monex and TradeStation represent distinct strengths, customers and geographic coverage, with very little overlap. With so little overlap, the opportunities lie in leveraging each other’s strengths, not seeking employee or other cost savings. Introducing the TradeStation platform to Monex customers in Japan, and expanding the combined company’s presence in Europe, are the kind of opportunities that we can pursue together.

3.	Here’s what happens with your performance shares and stock options: If you currently hold vested or unvested stock options that have an exercise price of less than $9.75 a share, when the transaction is closed you will receive, for each such option, an amount equal to the difference between $9.75 and the exercise price. With respect to your performance shares (restricted stock units), if you are here on the dates they would have vested, on such dates you will receive a cash amount equal to the number of such performance shares times $9.75. And should, for any reason, you be terminated without cause at any time after the sale of the company is completed through the first anniversary of that date, you will have 100% vesting of your performance shares and receive $9.75 for each one. Applicable withholding taxes will be deducted from the payments described in this paragraph.

As we explained in the press release, we expect that the transaction will close in the 2011 third quarter and I will be working with Monex’s CEO to develop new long- and short-term incentives for company employees as we enter this new chapter in our history.

Change is rarely a comfortable process, and I know you may have other questions. Hopefully this email message is a good start to providing you with the basic information we are guessing you would want to know as soon as possible. As things develop, we will continue to update you at the appropriate times, and as proper under applicable laws and rules.

I look forward to starting this new chapter for TradeStation with you. I think it will be a rewarding experience.

Salo

Important Additional Information

The acquisition described in this e-mail is expected to be completed through a cash tender offer followed by a merger. The tender offer has not yet commenced. These materials are neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of TradeStation’s common stock will be made pursuant to an offer to purchase and related materials that Monex expects to file with the U.S. Securities and Exchange Commission. At the time the offer is commenced, Monex will file a tender offer statement on Schedule TO with the U.S. Securities and Exchange Commission, and TradeStation will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. Investors and TradeStation shareholders are strongly advised to read both the tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement when they become available as they will contain important information that should be considered before any decision is made with respect to the tender offer. These materials (and all other materials filed by TradeStation with the U.S. Securities and Exchange Commission) will be available at no charge from the U.S. Securities and Exchange Commission through its website at www.sec.gov. Free copies of the tender offer statement and related materials and the solicitation/recommendation statement, when available, may be obtained from the information agent for the tender offer. Investors and TradeStation shareholders may also obtain free copies of the documents filed by TradeStation with the U.S. Securities and Exchange Commission by contacting TradeStation’s Chief Financial Officer, David H. Fleischman at 8050 SW 10th Street, Suite 4000, Plantation, FL 33324, telephone number 954-652-7000.

Forward Looking Statements

This document contains statements that are forward-looking and are subject to risks and uncertainties that could cause actual results to materially differ from those described. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements and information regarding the intent, belief or current expectation of Monex, TradeStation and members of their respective senior management team. All forward-looking statements are based largely on current expectations and beliefs concerning future events, approvals and transactions that are subject to substantial risks and uncertainties. Factors that may cause or contribute to the actual results or outcomes being different from those contemplated by forward-looking statements include: uncertainties as to the timing of the tender offer; uncertainties as to how many of TradeStation’s shareholders will tender their shares in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transactions may not be satisfied or waived, including that a governmental or regulatory authority may prohibit, delay or refuse to grant approval for the consummation of the transactions; the effects of industry, regulatory, economic and/or market conditions that are outside of Monex’s or TradeStation’s control; and other risks and uncertainties discussed in documents filed by TradeStation with the U.S. Securities and Exchange Commission, including, but not limited to, TradeStation’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 11, 2011, TradeStation’s Annual Report, as amended, on Form 10-K/A for the fiscal year ended December 31, 2010 containing Part III information (which TradeStation expects to soon be filed with the Securities and Exchange Commission) and the tender offer documents and solicitation/recommendation statement to be filed with the U.S. Securities and Exchange Commission in connection with the tender offer. TradeStation undertakes no obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

The following copy of the April 20, 2011 joint press release issued by TradeStation Group, Inc. (“TradeStation”) and Monex Group, Inc. was attached or hyperlinked to the April 21, 2011 e-mail that was sent to TradeStation’s employees and the employees of TradeStation’s subsidiaries:

TRADESTATION GROUP TO BE ACQUIRED BY MONEX GROUP

Shareholders to Receive $9.75 in Cash per Share

Transaction Valued at $411 Million

Plantation, Florida and Tokyo, Japan, April 20, 2011 – TradeStation Group, Inc. (NASDAQ GS: TRAD) (“TradeStation” or the “Company”) and Monex Group, Inc. (Tokyo Stock Exchange: 8698) (“Monex”) today announced that they have entered into a definitive agreement pursuant to which a subsidiary of Monex (the “Merger Sub”) will acquire all the outstanding common stock of TradeStation for $9.75 per share, or approximately $411 million in aggregate, through a cash tender offer followed by a merger.

Under the terms of the agreement, which has been unanimously approved by TradeStation and Monex’s respective Boards of Directors, TradeStation’s shareholders will receive $9.75 in cash for each outstanding share of TradeStation common stock they own, which represents a 39% premium to TradeStation’s share price 30 days ago, on March 21, 2011, and a 32% premium to TradeStation’s closing stock price on April 20, 2011, the last full trading day before today’s announcement.

“We are pleased to announce this transaction, as it delivers significant value to our shareholders,” said Salomon Sredni, Chairman and Chief Executive Officer of TradeStation. “Monex is a leader in Japan’s online brokerage market, and we believe it will be a great partner as we go forward as part of the Monex family.”

Oki Matsumoto, Chairman and CEO of Monex said: “TradeStation has a well-established, award-winning platform that is poised for continued growth and has a proven track record among the active trader segment of the United States. Through this acquisition, we expect TradeStation and Monex to complement one another via cross-utilization of technological development capabilities, customer and revenue bases. We are truly excited to work with TradeStation to realize our global vision.”

Under the terms of the agreement, it is anticipated that Merger Sub will commence a tender offer for all of the outstanding shares of TradeStation by May 10, 2011.

If the tender offer is successfully completed, the parties expect the transaction to close early in the 2011 third quarter. Completion of the tender offer is subject to, among other things, the satisfaction of the minimum tender condition of at least a majority of TradeStation’s outstanding common shares on a fully diluted basis, required regulatory approvals, including those of the Federal Trade Commission under the Hart-Scott-Rodino (HSR) Antitrust Improvements Act of 1976, the Financial Industry Regulatory Authority (FINRA), and the United Kingdom Financial Services Authority (FSA), and other customary closing conditions.

J.P. Morgan is acting as financial advisor and Bilzin Sumberg Baena Price & Axelrod LLP is acting as legal counsel to TradeStation on this transaction. Deutsche Bank is acting as financial advisor and Simpson Thacher & Bartlett LLP is acting as legal counsel to Monex.

About TradeStation Group, Inc.

TradeStation Group, Inc. (NASDAQ GS: TRAD), through its brokerage subsidiaries, offers the TradeStation platform to the active trader and certain institutional trader markets. TradeStation is an electronic trading platform that offers state-of-the-art electronic order placement and execution and enables clients to scan the markets and design, test, optimize, monitor and automate their own custom Equities, Options, Futures and Forex trading strategies.

TradeStation Securities, Inc. (Member NYSE, FINRA, SIPC, DTCC, OCC & NFA) is a self-clearing, licensed securities broker-dealer and a registered futures commission merchant, and also a member of numerous major exchanges. Its TradeStation Prime Services division, based in New York, seeks to provide prime brokerage services, including securities lending, to small and mid-sized hedge funds and other firms. TradeStation Forex, Inc. (Member NFA) is a Retail Foreign Exchange Dealer (RFED) which offers foreign currency (forex) accounts under what is commonly referred to as the “agency broker model.” The London-based subsidiary, TradeStation Europe Limited, an FSA-authorized brokerage firm, introduces UK and other European accounts to TradeStation Securities and TradeStation Forex. TradeStation’s technology subsidiary, TradeStation Technologies, Inc., develops and offers strategy trading software tools and subscription services and owns TradeStation’s intellectual property.

About Monex

Monex Group Inc. (Tokyo Stock Exchange 1st section: 8698), including its main subsidiary Monex Inc. (Tokyo, Oki Matsumoto, Chairman and CEO), an online securities brokerage,

provides advanced and unique financial services to individual investors. Monex Group has been a pioneer among Japanese online securities brokers since the complete liberalization of commissions and fees in stock brokerages in 1999. Monex relentlessly strives to offer its customers in Japan innovative products and services and has established its reputation as a unique independent financial institution group. Its services cover M&A advisory, debt & equity underwriting, asset management focusing on alternative investments, investment education, and other investment banking functions along with an online distribution network to more than 1.2 million individual investors in Japan.

Monex Group aims to globalize its customer base and businesses in addition to enhancing its global product line and services. Specifically, in recent years, Monex has embarked on an ambitious plan to strengthen its products and services globally by focusing its expansion efforts to date on the growing Chinese market, by opening representative offices in Beijing and acquiring BOOM Securities (HK) Limited and its group companies in Hong Kong. As a core element in the further expansion and global diversification of its businesses, it has been seeking opportunities to expand into the U.S. market, which it saw as the missing pillar in achieving a truly global platform. The acquisition of TradeStation will provide Monex with an immediate expansion and strong commercial presence in the U.S. online brokerage market.

Notice to Investors

The tender offer for the outstanding shares of TradeStation’s common stock referred to in this press release has not yet commenced. This press release is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of TradeStation’s common stock will be made pursuant to an offer to purchase and related materials that Merger Sub and Monex expect to file with the Securities and Exchange Commission. At the time the offer is commenced, Merger Sub and Monex will file a tender offer statement on Schedule TO with the U.S. Securities and Exchange Commission, and TradeStation will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. Investors and TradeStation shareholders are strongly advised to read both the tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement when they become available as they will contain important information that should be considered before any decision is made with respect to the tender offer. These materials (and all other materials filed by TradeStation with the U.S. Securities and Exchange Commission) will be available at no charge from the U.S. Securities and Exchange Commission through its website at www.sec.gov. Free copies of the tender offer statement and related materials and the solicitation/recommendation statement, when available, may be obtained from the information agent for the tender offer. Investors and TradeStation shareholders may also obtain free copies of the documents filed by TradeStation with the U.S. Securities and Exchange Commission by contacting TradeStation’s Chief Financial Officer, David H. Fleischman at 8050 SW 10th Street, Suite 4000, Plantation, FL 33324, telephone number 954-652-7000.

Forward Looking Statements

This press release contains statements that are forward-looking and are subject to risks and uncertainties that could cause actual results to materially differ from those described. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements and information regarding the intent, belief or current expectation of Monex, TradeStation and members of their respective senior management team. All forward-looking statements are based largely on current expectations and beliefs concerning future events, approvals and transactions that are subject to substantial risks and uncertainties. Factors that may cause or contribute to the actual results or outcomes being different from those contemplated by forward-looking statements include: uncertainties as to the timing of the tender offer; uncertainties as to how many of TradeStation’s shareholders will tender their shares in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transactions may not be satisfied or waived, including that a governmental or regulatory authority may prohibit, delay or refuse to grant approval for the consummation of the transactions; the effects of disruption from the proposed transactions making it more difficult to maintain relationships with employees, customers and/or other business relationships; other business effects, including the effects of industry, regulatory, economic and/or market conditions that are outside of Monex’s or TradeStation’s control; unexpected transaction costs and actual or contingent liabilities; and other risks and uncertainties discussed in documents filed by TradeStation with the U.S. Securities and Exchange Commission, including, but not limited to, TradeStation’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 11, 2011, TradeStation’s Annual Report, as amended, on Form 10-K/A for the fiscal year ended December 31, 2010 containing Part III information (which TradeStation expects to soon be filed with the Securities and Exchange Commission) and the tender offer documents and solicitation/recommendation statement to be filed with the U.S. Securities and Exchange Commission in connection with the tender offer. Neither Monex nor TradeStation undertakes any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Contact for TradeStation

David H. Fleischman

Chief Financial Officer

TradeStation Group, Inc.

954-652-7000

Contact for Monex

Takashi Oyagi

Chief Strategic Officer

Monex Group, Inc.

+81-3-6212-3750